                                                                   Exhibit 10.29

                                RATIFICATION OF

                             SALES AGENCY AGREEMENT

          THIS RATIFICATION, made this 17th day of May, 1983, by ASHLAND COAL INTERNATIONAL LTD., a Delaware corporation ("ACIL"), HOBET MINING & CONSTRUCTION CO., INC., a West Virginia corporation ("HOBET"), ADDINGTON BROTHERS MINING, INC., a Kentucky corporation ("Addington") and ASHLAND COAL, INC., a Delaware corporation ("ASHLAND").

                                  WITNESSETH:

          WHEREAS, Ashland is the parent corporation, either directly or indirectly, of ACIL, Hobet and Addington; and

          WHEREAS, Ashland, as a party to that certain Sales Agency Agreement dated February 27, 1982 with Sociedad Espanola de Carbon Exterior, S.A. ("Carboex") made certain agreements with respect to the sale of coal in Spain on behalf of itself and its subsidiaries; and,

          WHEREAS, ACIL, Hobet and Addington desire to ratify such agreements on their own behalf and to obligate themselves consistent with the understanding between each and Ashland.

          NOW, THEREFORE, in consideration of the foregoing, ACIL, Hobet and Addington hereby covenant and agree as follows:

          1. ACIL, Addington and Hobet hereby ratify and affirm that certain Sales Agency Agreement dated February 27, 1982 between Ashland and Carboex and each separately agrees to reimburse Ashland for the appropriate commissions Ashland pays to Carboex with respect to the sale of its coal by Carboex in Spain pursuant to the terms and conditions of said Sales Agency Agreement. This agreement shall not in any way affect or diminish Ashland's right to receive its own independent commission on the sale of Hobet's or Addington's coal where Ashland, through its agency representation of said parties, effects such sale.


          IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.


ASHLAND COAL INTERNATIONAL LTD.   ADDINGTON BROTHERS MINING, INC.

By: R. Rex Jones                  By: Paul Goad Jr.
   ------------------------          ------------------------------
Its: Vice President               Its: President
    -----------------------           -----------------------------

HOBET MINING & CONSTRUCTION       ASHLAND COAL, INC.
CO., INC.

By: William S. Ritchie Jr.        By: Marc R. Solochek
   ------------------------          ------------------------------
Its:  President                   Its: Vice President/Treasurer
    -----------------------           -----------------------------